Fees Summary	Jun. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,918.19
Total Transaction Valuation	79,060,000.00
Total Offset Amount	0.00
Net Fee	$ 10,918.19